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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-38827) of Catellus Development Corporation Profit Sharing & Savings Plan and Trust of our report dated February 18, 1994, appearing on page F-2 of this Form 10-K.



/s/ Price Waterhouse

Price Waterhouse
San Francisco, CA
February 18, 1993